================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Three D Departments, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[X]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


                Three D Departments, Inc. Class A Common Stock
                Three D Departments, Inc. Class B Common Stock
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

                                   2,435,961
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                      N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

                                      N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           THREE D DEPARTMENTS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON JANUARY 31, 1997

To The Stockholders of Three D Departments, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders of Three D Departments, Inc., a Delaware corporation (the "Company"), will be held at our Simsbury store, Farmington Valley Mall, Route #44 and Bushy Hill Road, Simsbury, Connecticut, on Friday, January 31, 1997, at 11:00 a.m., Eastern Standard Time, for the following purposes:

    1. To elect seven directors to serve for a term of one year each and until their respective successors have been elected and qualified; two of whom shall be elected by the holders of the Company's Class A Common Stock, voting separately as a class, and five of whom shall be elected by the holders of the Company's Class B Common Stock, voting separately as a class.

    2. To approve the appointment of Price Waterhouse as independent accountants of the Company for the 1997 fiscal year.

    3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

  The close of business on January 3, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

  You are cordially invited to attend the Meeting in person. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. It will assist us in controlling expenses of the Meeting if stockholders who do not expect to attend in person will return their signed proxies promptly, whether they own a few shares or many shares.

                                          By Order of the Board of Directors,

                                          David Kotkin,
                                          Secretary

Costa Mesa, California
January 3, 1997

                   THREE D DEPARTMENTS, INC. PROXY STATEMENT

                              GENERAL INFORMATION

  The enclosed proxy is solicited on behalf of the Board of Directors of Three D Departments, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Friday, January 31, 1997, and at any adjournments thereof. This Proxy Statement and the accompanying proxy are being sent to stockholders on or about January 4, 1997. Stockholders are requested to complete, date and sign the proxy and return it promptly to the Company.

  Any stockholder executing a proxy has the power to revoke it at any time before it is voted by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date. Proxies also may be revoked by any stockholder present at the Meeting who elects to vote in person. Subject to such revocation, all proxies duly executed and received by the Company on a timely basis prior to commencement of the Meeting will be voted in accordance with the directions specified on the proxy.

  The Annual Meeting is being called for the purpose of electing seven directors, and ratifying the appointment of Price Waterhouse as the Company's independent accountants for the 1997 fiscal year. Votes cast by proxy or in person at the Meeting will be counted by the person(s) appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast".

  The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares identified as held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for the purposes of determining the outcome of any matter as to which the broker or nominee has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

  IF NO SPECIFICATION IS MADE TO THE CONTRARY, PROXIES DULY EXECUTED WITH RESPECT TO CLASS A COMMON STOCK WILL BE VOTED IN FAVOR OF ALL TWO NOMINEES NAMED HEREIN FOR ELECTION AS CLASS A DIRECTORS; PROXIES DULY EXECUTED WITH RESPECT TO CLASS B COMMON STOCK WILL BE VOTED IN FAVOR OF ALL FIVE NOMINEES NAMED HEREIN FOR ELECTION AS CLASS B DIRECTORS; AND ALL DULY EXECUTED PROXIES WILL BE VOTED IN FAVOR FOR THE APPOINTMENT OF SUCH INDEPENDENT ACCOUNTANTS.

  Copies of the Company's Annual Report to Stockholders for the fiscal year ended August 3, 1996, are being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Meeting. The Annual Report is not incorporated in the Proxy Statement and is not to be considered proxy solicitation material.

  The Company's principal executive offices are located at 3535 Hyland Ave., Costa Mesa, California 92626-1439.

  January 3, 1997, has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof. As of January 3, 1997, there were 1,168,094 shares of the Company's Class A Common Stock outstanding and 1,267,867 shares of the Company's Class B Common Stock outstanding. Only stockholders of record at the close of business on January 3, 1997, are entitled to notice of and to vote at the Meeting.

VOTES AND VOTING PROCEDURES(1)

  At the Annual Meeting the holders of Class A Common Stock, voting separately as a class, will be entitled to elect directors for two of the seven positions on the Board of Directors, and for this purpose two persons have been nominated for election to the Board as "Class A Directors." Similarly, the holders of Class B Common Stock, voting separately as a class, will be entitled to elect the balance of the directors, being five of the seven positions on the Board, and for this purpose five persons have been nominated for election to the Board as "Class B Directors."

  With respect to the proposals to ratify the appointment of Price Waterhouse as the Company's independent accountants, both Class A and Class B shares shall vote together as a single class, with each share of Class A Common Stock counted as 1/10 of a vote and each share of Class B Common Stock counted as one vote. Thus, the total number of votes represented by the sum of a) the 1,168,094 Class A shares (116,809 votes) and b) the 1,267,867 Class B shares (1,267,867 votes) is 1,384,676.

  Directors to represent each class are elected by a plurality of the votes cast by the shares of that class entitled to vote, at a meeting at which a majority of the shares of that class entitled to vote are present in person or by proxy. Signed, unmarked proxy cards are voted in accordance with management's recommendations.

  The Class A shares may be voted with respect to the election of Class A Directors, and the appointment of the Company's independent accountants, but may not be voted with respect to the election of Class B Directors. Similarly, Class B shares may be voted with respect to the election of Class B Directors, and the appointment of the Company's independent accountants, but may not be voted with respect to the election of Class A Directors. Separate proxy cards are provided for each class of common stock.


--------
(1) The Company's Certificate of Incorporation provides that, other than the differences in voting rights discussed above, Class A and Class B shares differ in the following respects: Quarterly cash dividends, if declared, must be for a higher amount on Class A shares than on Class B shares. Extra dividends, special dividends and dividends payable other than in cash, if any, are payable equally on all shares of both classes. Class B shares may be converted to Class A shares, share for share, at the option of the holder. Although stock dividends of either class may be payable on shares of either or both classes, any such stock dividends which would result in a change in the ratio of the number of outstanding shares of the two Classes to each other may be subject to American Stock Exchange ("AMEX") consent.

                        PRINCIPAL HOLDERS OF SECURITIES

  The following table sets forth the beneficial ownership of the Company's Class A and Class B Common Stock by each person known by the Company to own beneficially more than five percent of any class at November 30, 1996.

                                                           AMOUNT AND
                                                           NATURE OF
                                        TITLE OF CLASS OF  BENEFICIAL   PERCENT
 NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK    OWNERSHIP(1)  OF CLASS
 ------------------------------------   ----------------- ------------  --------
 Bernard Abrams(2)....................       Class A        389,084       33.3
   3535 Hyland Ave. Suite 200                Class B        509,246       40.2
   Costa Mesa, CA 92626-1439
 Donald L. Abrams(2)..................       Class A        152,817(3)    13.1
   3535 Hyland Ave. Suite 200                Class B        152,516(3)    12.0
   Costa Mesa, CA 92626-1439
 John B. Abrahms......................       Class A         45,616        3.9
   47 Brookside Blvd.                        Class B         78,384        6.2
   West Hartford, CT 06107
 Joel Diamond(2)......................       Class A        121,632       10.4
   16954 Canyon Creek Circle                 Class B
   Riverside, CA 92503
 David Kotkin.........................       Class A        115,832(4)     9.9
   90 State House Square                     Class B        115,832(4)     9.1
   Hartford, CT 06103
 Dimensional Fund Advisors, Inc.(5)...       Class A         50,500        4.3
   1299 Ocean Avenue                         Class B         63,800        5.0
   Suite 650
   Santa Monica, CA 90401

--------
(1) Sole voting and investment power unless otherwise stated.
(2) Bernard Abrams is the father of Donald L. Abrams and the uncle of Joel Diamond.
(3) Includes 6,000 shares of each class held for minor children; and 46,846 shares of Class B common stock which could be acquired within 60 days of November 30, 1996 upon the exercise of stock options.
(4) Includes 33,369 shares of each class owned by David Kotkin's wife, as to which he does not share voting or investment power.
(5) States that it is a registered investment advisor, deemed to have beneficial ownership (which it disclaims) as of September 30, 1995, as investment manager of DFA Investment Dimensions Group, Inc., a registered open-end investment company, or DFA Group Trust and DFA Participating Group Trust, investment vehicles for qualified employee benefit plans.

                     SHARE OWNERSHIP OF DIRECTOR NOMINEES

  The following table sets forth the beneficial ownership of the Company's Class A and Class B Common Stock beneficially owned by each of the seven nominees for election as a director, all of whom are currently directors, and by all directors and officers of the Company as a group at November 30, 1996.

                                                           AMOUNT AND
                                                           NATURE OF
                                        TITLE OF CLASS OF  BENEFICIAL   PERCENT
 NAME AND ADDRESS OF BENEFICIAL OWNER     COMMON STOCK    OWNERSHIP(1)  OF CLASS
 ------------------------------------   ----------------- ------------  --------
 John B. Abrahms......................       Class A         45,616        3.9
   47 Brookside Blvd.                        Class B         78,384        6.1
   West Hartford, CT 06107
 Bernard Abrams(2)....................       Class A        389,084       33.3
   3535 Hyland Ave. Suite 200                Class B        509,246       40.2
   Costa Mesa, CA 92626-1439
 Donald L. Abrams(2)..................       Class A        152,817(3)    13.1
   3535 Hyland Ave. Suite 200                Class B        152,516(3)    12.0
   Costa Mesa, CA 92626-1439
 Gerson K. Bernstein..................       Class A          3,684(4)     0.3
   79 Highwood Road                          Class B          3,684(4)     0.3
   West Hartford, CT 06117
 David Kotkin                                Class A        115,832(5)     9.9
   90 State House Square                     Class B        115,832(5)     9.1
   Hartford, CT 06103
 Abe Markowicz........................       Class A         18,810(6)     1.6
   63 Bainton Road                           Class B         13,810(6)     1.1
   West Hartford, CT 06117
 Henry W. Nozko, Jr...................       Class A            150         --
   233 Main Street                           Class B          2,250        0.3
   New Britain, CT 06050-4011
 All Directors and Officers as a Group
  (11 persons)........................       Class A        764,095(7)    65.4
                                             Class B        915,397(7)    72.2

--------
(1) Sole voting and investment power unless otherwise stated.
(2) Bernard Abrams and Donald L. Abrams are father and son, respectively.
(3) Includes 6,000 shares of each class held by Mr. Abrams for minor children; and 46,846 shares of Class B common stock which could be acquired within 60 days of November 30, 1996 upon the exercise of stock options.
(4) Owned by Mr. Bernstein's wife, as to which he shares voting and investment power.
(5) Includes 33,369 shares of each class owned by Mr. Kotkin's wife, as to which he does not share voting or investment power.
(6) Includes 1,470 shares of each class owned by Mr. Markowicz's wife, as to which he does not share voting or investment power.
(7) Includes 38,000 shares of Class A and 40,923 shares of Class B Common Stock which could be acquired by officers and directors within 60 days of November 30, 1996 upon the exercise of stock options including those shares under option as set forth in note 3 above; includes 1,025 shares of Class A and 10,175 shares of Class B Common Stock owned by Mr. Bassell's wife, as her sole and separate property and as to which he does not share voting or investment power, also includes all other shares referred to in notes 3, 4, 5 and 6 above.

                              EXECUTIVE OFFICERS

  The following information is provided with respect to each executive officer of the Company. Each of Messrs. Abrahms, B. Abrams, D. Abrams and Kotkin currently is a director and is a nominee for re-election as a director. The Company's executive officers serve at the discretion of the Board of Directors and are customarily appointed as officer at the annual organizational meeting of the Board held immediately following the Annual Meeting of Stockholders.

                                                                                            DATE OFFICE
          NAME           AGE                             OFFICE                               ASSUMED
          ----           ---                             ------                             -----------
John B. Abrahms.........  79 Senior Vice President and Assistant Treasurer                     1958
Bernard Abrams..........  76 Chairman of the Board and Chief Executive Officer                 1958
Donald L. Abrams........  49 President                                                         1983
Steven R. Kerkstra......  45 Vice President-Chief Financial Officer and Assistant Secretary    1995
Lawrence Bassell........  42 Vice President--West Coast Operations                             1995
Robert Stephenson.......  47 Vice President--East Coast Operations                             1992
Ronald Dow..............  58 Controller                                                        1978
                             and Treasurer                                                     1989
David Kotkin............  83 Secretary                                                         1958

  See "Election of Directors" for summary of the principal occupation and relevant business experience of each executive officer who is also a nominee for election as a director. Mr. Ronald Dow has been employed as Controller of the Company since 1978. Mr. Robert Stephenson, appointed an officer in October 1992, has been employed by the Company in various capacities since 1980. Mr. Lawrence Bassell has been employed by the Company in various capacities since 1983 and was appointed to his present office in February 1995. Mr. Steven R. Kerkstra joined the Company as Chief Financial Officer in December, 1995. Mr. Kerkstra served as Vice-President, Finance of Strouds for ten years prior to his employment with the Company. Mr. Donald L. Abrams has been President and Chief Operating Officer since 1983. In June 1996, the duties of the Chief Operating Officer were assigned to Mr. Bernard Abrams, Mr. Steven R. Kerkstra and other Company personnel. The role of the President has been redefined to support the overall strategic goals of the Company regarding new business development, store development and other corporate issues.

                     COMPLIANCE WITH SECTION 16(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  The Company's directors and executive officers and any holders of 10% or more of either class of the Company's stock are required to report ownership and any changes in that ownership to the SEC and the AMEX. Based solely upon written representations of its officers and directors, and its review of the copies of those reports filed with it by its officers and directors, the Company believes that during the fiscal year ended August 3, 1996 all filing requirements by such officers and directors were timely met.

                     COMMITTEES OF THE BOARD OF DIRECTORS

  The standing committees of the Board of Directors consist of an Audit Committee, an Executive Committee and a Compensation and Stock Option Committee. The Board of Directors does not have a Nominating Committee.

  The Audit Committee reviews the engagement of the independent accountants, reviews and approves the scope of the annual audit undertaken by the independent accountants and reviews the independence of the accounting firm. The Audit Committee also reviews the adequacy of the Company's internal control procedures. During the 1996 fiscal year, the Audit Committee held one meeting. The members of the Audit Committee are Gerson K. Bernstein and Henry
W. Nozko, Jr.

  The Executive Committee exercises all of the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors to the extent permitted by law. The members of the Executive Committee are Bernard Abrams, Donald L. Abrams, John B. Abrahms and David Kotkin. The Executive Committee conducted one formal meeting during the fiscal year and several telephonic conferences.

  The Compensation and Stock Option Committee determines the compensation of corporate officers and determines the award of stock options. This Committee was reconstituted in April 1993 so as to be composed of non-management directors. The members of the Committee are Messrs. Gerson K. Bernstein and Henry W. Nozko, Jr. The Compensation and Stock Option Committee conducted one formal meeting during the fiscal year and several telephonic conferences.

  During the 1996 fiscal year, there were four meetings of the Board of Directors. In addition, the Board and/or its Committees are authorized to adopt resolutions by the unanimous written consent of the members, acting without a meeting. All directors attended at least 75% of the Board meetings and all committee meetings that they were scheduled to attend during the year.

                             ELECTION OF DIRECTORS

  At the Annual Meeting, a total of seven directors will be elected to hold office for a term of one year, and until their respective successors have been duly elected and qualified. The persons named as proxies in the accompanying proxy card, or their substitutes, intend to vote the shares represented by each proxy card in favor of the election of the nominees (for the respective classes of stock) set forth below, unless a contrary direction is specified on the proxy card. Each nominee has indicated his intention to serve, if elected. In case any such nominee shall become unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority, as and if provided in the proxy card, to vote or refrain from voting for any other nominee in accordance with their judgement.

  The Company's Bylaws authorize a minimum of six and a maximum of fifteen directors, the exact number of which is established from time to time by action of the Board. The Board of Directors has determined that the Board shall consist of seven members, and proxies are solicited for the seven nominees set forth below, two of whom are nominated as Class A Directors, and five of whom are nominated as Class B Directors. Class A shares may only be voted with respect to the election of the Class A Directors, and Class B shares may only be voted with respect to the election of Class B Directors.

NOMINEES FOR ELECTION

  Each of the nominees set forth below is currently a director of the Company and each was elected to the Board of Directors at the last Annual Meeting of Stockholders. The following information furnished with respect to each nominee was obtained from the records of the Company or from information furnished directly by the nominee.

                  NOMINEES FOR ELECTION AS CLASS A DIRECTORS

                           DIRECTOR
    NAME OF NOMINEE    AGE  SINCE               PRINCIPAL OCCUPATION
    ---------------    --- --------             --------------------
 Abe Markowicz........  69   1973   Retired; until April 1992 Vice President-
                                    Merchandising; employed by the Company in
                                    various capacities since 1954. A Director
                                    of the Company.

 Henry W. Nozko, Jr...  49   1982   Chief Operating Officer, Treasurer and a
                                    Director of ACMAT Corporation of New
                                    Britain, Connecticut, a NASDAQ traded
                                    company, and chief operating officer of its
                                    construction and insurance brokerage
                                    subsidiaries, and President and Director of
                                    United Coast Corporation of New Britain,
                                    CT, a NASDAQ traded company and of its
                                    subsidiary, United Coastal Insurance
                                    A Director of the Company.

                  NOMINEES FOR ELECTION AS CLASS B DIRECTORS

 John B. Abrahms......  79   1958   Chief Executive Officer of the Abrahms
                                    Agency Group Companies, insurance brokers
                                    of Newington, Connecticut, and a Director
                                    of Motts Holdings, an American Stock
                                    Exchange listed corporation. A Senior Vice
                                    President, Assistant Treasurer and a
                                    Director of the Company.

 Bernard Abrams.......  76   1958   Chairman of the Board and Chief Executive
                                    Officer of the Company.

 Donald L. Abrams.....  49   1980   President since 1983; an Executive Officer
                                    and a Director of the Company since 1980.

 Gerson K. Bernstein..  79   1973   Retired; formerly President, Treasurer and
                                    a Director of Van Way-Webco, Inc. of New
                                    Britain, Connecticut, from 1966 to 1981. A
                                    Director of the Company and of Boca Raton
                                    First National Bank, Boca Raton, Florida.

 David Kotkin.........  83   1958   Of counsel to the law firm of Schatz &
                                    Schatz, Ribicoff & Kotkin of Hartford,
                                    Connecticut; Special Counsel to the Company
                                    and Secretary and a Director of the
                                    Company.

                            EXECUTIVE COMPENSATION

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation and Stock Option Committee are Messrs. Gerson
K. Bernstein and Henry W. Nozko, Jr., all members are non-employee directors and none has any other direct or indirect material interest in or relationship with the Company outside of his position as director. To the Company's knowledge there were no other interrelationships involving current members of the Committee or other directors of the Company requiring disclosures in this Proxy Statement.

DIRECTORS FEES

  Each member of the Board of Directors who is not otherwise compensated as an officer or employee of the Company receives a director's fee at the current rate of $3,000 per year for attending meetings of the Board and committees thereof, plus payment of travel expenses related to such attendance. Each such director who also serves as a member of the Audit Committee receives an additional fee at the current rate of $1,000 per year.

                          SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                ANNUAL COMPENSATION        COMPENSATION AWARDS
                                -----------------------------------------------------
                                                     OTHER  RESTRICTED
   NAME AND PRINCIPAL    FISCAL                      ANNUAL   STOCK                     LTIP    ALL OTHER
      POSITION(1)         YEAR    SALARY    BONUS(2) COMP.    AWARDS   OPTIONS/SARS(3) PAYOUTS COMPENSATION
   ------------------    ------ ---------- ---------------- ---------- --------------  ------- ------------
Bernard Abrams..........  1996  $  275,000       --    --       --             --         --        --
  Chairman of the         1995     272,700       --
  Board and Chief         1994     243,750   75,000    --       --             --         --        --
  Executive Officer
Donald L. Abrams........  1996     210,000       --    --       --             --         --        --
  President               1995     212,600       --    --       --         80,000         --        --
                          1994     185,625   60,000    --       --         53,691         --        --

--------
(1) Includes the Chief Executive Officer and all other executive officers earning over $100,000 salary plus bonus.
(2) Bonuses paid in fiscal 1994 were for services performed in fiscal 1993; bonuses paid fiscal 1993 were for services performed in fiscal 1992.
(3) Mr. Donald Abrams holds incentive stock options granted in February 1994 and October 25, 1994 to purchase 53,691 and 80,000 of Class B shares, respectively, at prices in excess of current market.

                            OPTION/SAR GRANTS TABLE
                     OPTION/SAR GRANTS IN LAST FISCAL YEAR




                                              INDIVIDUAL GRANTS
                                            ---------------------             POTENTIAL REALIZABLE VALUE AT
                             NUMBER OF       % OF TOTAL                       ASSUMED ANNUAL RATES OF STOCK
                             SECURITIES       OPTIONS                            PRICE APPRECIATION FOR
                         UNDERLYING OPTIONS  GRANTED TO  EXERCISE                      OPTION TERM
                              GRANTED       EMPLOYEES IN  PRICE   EXPIRATION  -----------------------------
                                (1)         FISCAL YEAR   ($/SH)     DATE        5%($)          10%($)
                         ------------------ ------------ -------- ---------- -------------- ---------------
Bernard Abrams..........         --              --         --        --              --             --
Donald Abrams...........         --              --         --        --              --             --

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE

     AGGREGATED OPTIONS/SAR EXERCISES IN FISCAL YEAR ENDED AUGUST 3, 1996
             AND FISCAL YEAR END AUGUST 3, 1996 OPTIONS/SAR VALUES

                                                          NUMBER OF SECURITIES UNDERLYING
                                                            UNEXERCISED OPTIONS/SARS AT     VALUE OF UNEXERCISED IN-THE-
                         SHARES ACQUIRED ON     VALUE             AUGUST 3, 1996              MONEY OPTIONS/SARS AT
                              EXERCISE       REALIZED(A)                 #                       AUGUST 3, 1996(A)
                                 #               ($)         EXERCISABLE/UNEXERCISABLE                  ($)
          NAME           ------------------  -----------  -------------------------------   ----------------------------
Bernard Abrams..........         --               --                         --                          --
Donald L. Abrams........         --               --               46846/133691                          --

--------
(A) No options were in-the-money at the end of the fiscal year and no options were exercised during the fiscal year ended August 3, 1996.

  THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS IMMEDIATELY AFTER SUCH REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIALS OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Committee reviewed the Compensation of its Chief Executive Officer and all others expected to earn, during fiscal 1996, in excess of $100,000. In reviewing the Compensation policies and business performance of the Company, the Committee determined the Company will not pay bonuses to its executives for the fiscal year. In addition, the Committee determined to defer making any compensation changes until February 1997, at which time it will assess its first and second quarter's business and determine whether compensation changes are in order. The fiscal 1996 salary levels do not reflect any specific qualitative or quantitative measures of the Company's performance.

  In fiscal 1996, there were no options granted to either the President or Chief Executive Officer. The Chief Executive Officer holds no stock options nor SARs nor other long-term incentives. He is the beneficiary of a Deferred Compensation Plan which will provide him with $20,000 annually for 10 years upon his retirement; or in the event of his death prior to expiration of such 10 years, the then unpaid portion is payable to his estate in two equal annual installments. No options were repriced during the fiscal year.

  The Compensation Committee has considered the anticipated tax treatment to the Company regarding the compensation and benefits paid to the executive officers of the Company in light of the enactment of

Section 162(m) of the Internal Revenue Code of 1986, as amended. The basic philosophy of the Compensation Committee is to strive to provide the executive officers of the Company with a compensation package which will preserve the deductibility of such payments for the Company. However, certain types of compensation payments and their deductibility (e.g. the spread on exercise of non-qualified options) depend upon the timing of an executive officer's vesting or exercise of previously granted rights. Moreover, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control may affect the deductibility of certain compensation payments. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Gerson K. Bernstein
Henry W. Nozko, Jr.
Members of the Compensation Committee

SHAREHOLDER RETURN PERFORMANCE GRAPH

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Class A and Class B common stock against the cumulative return on the AMEX Market Index as well as a Peer Group Index for the five year period from July 29, 1991 through August 3, 1996. The graph assumes that $100 was invested on July 28, 1990 in Class A or Class B common stock and in the other indices, and that all dividends were reinvested. The Peer Group is Media General Industry Group 529--"Other Importers, Wholesalers, and Retailers".



                 DATA POINTS FOR SHAREHOLDER PERFORMANCE GRAPH

                        91       92      93      94      95      96

Three D Class A        100      69.6    52.2    47.9    107.6    39.1

Three D Class B        100      65.2    56.5    50.0    115.2    39.3

AMEX                   100     105.6   118.7   118.9    142.1   146.5

Group #529             100     116.7   129.2   143.7    176.7   200.7

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company owns and operates a Bed and Bath store, in leased premises consisting of 12,000 feet of a 280,000 foot shopping center in Saybrook, Connecticut. The spouses and/or other family members of Messrs. John Abrahms, Bernard Abrams, and David Kotkin, officers and directors, own an aggregate 41% interest in such shopping center. Management believes that the terms of the Company's lease, including rental, are competitive with those available for similar properties.

  John B. Abrahms, an officer and director, is the principal stockholder of Abrahms Agency Group Companies, an insurance broker used by the Company. During the fiscal year ended August 3, 1996, approximately $383,874 in insurance premiums were incurred by the Company through this group. Management believes that such premiums are competitive with those charged by other insurance brokers.

  In December 1994, the Company entered into a note agreement to borrow $500,000 from Bernard Abrams. The agreement provided for interest payable monthly at 10% for the first 18 months and interest and principal thereafter with the note due in December 1999.

              APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected Price Waterhouse LLP as the independent accountants for the Company for the 1997 fiscal year, subject to the approval of the stockholders. Stockholders owning both Class A and Class B Common Stock are entitled to vote as a single class on this proposal, with each share of Class A common stock counted as one-tenth of a vote and each share of Class B stock counted as one vote.

  Price Waterhouse LLP has audited the financial statements of the Company for the past 28 fiscal years. A representative of Price Waterhouse is expected to be available at the Annual Meeting in person or by telephone and will have an opportunity to make a statement if he desires and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

  In order to be considered by the Company for inclusion in its proxy material for the next Annual Meeting, stockholder proposals must be received by the Company no later than September 6, 1997, and should be submitted to the Secretary, Three D Departments, Inc., P.O. Box 19773, Irvine, CA 92713-9773.

                                 OTHER MATTERS

GENERAL

  Pursuant to the Securities Exchange Act of 1934, the Company is required to file an Annual Report with the Securities And Exchange Commission ("SEC") on Form 10-K containing certain prescribed information, including financial statements and financial statement schedules. The Company has filed this report with the SEC for the fiscal year ended August 3, 1996. THE COMPANY WILL FURNISH COPIES OF THE REPORT TO STOCKHOLDERS INCLUDING BENEFICIAL OWNERS OF SHARES, WITHOUT CHARGE, UPON WRITTEN REQUEST SUBMITTED TO STEVEN R. KERKSTRA, CFO, THREE D DEPARTMENTS, INC., P.O. BOX 19773, IRVINE, CA 92713-9773.

  The cost of preparing this Proxy Statement and of soliciting proxies will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone and telegraph. Directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institution nominees and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of proxy cards, and will, upon request, be reimbursed for reasonable expenses incurred.

  As of the date of this Proxy Statement, the Company does not intend to present, and has not been informed that any other person intends to present, any business not specified in this Proxy Statement for action at the Meeting. If any other business is properly presented for consideration at the Meeting, proxies will be voted on such matters in accordance with the judgement of the person or persons to the extent authorized to vote the proxies.

  Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

                                          By Order of the Board of Directors

                                          DAVID KOTKIN
                                          Secretary

January 3, 1997

--------------------------------------------------------------------------------

                                                                           PROXY
                                                                         CLASS A
                                                                    COMMON STOCK

                           THREE D DEPARTMENTS, INC.

                                3535 HYLAND AVE
                           COSTA MESA, CA 92626-1439

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE STOCKHOLDERS - JANUARY 31, 1997

     The undersigned hereby appoints Bernard Abrams, Henry W. Nozko, Jr. and Gerson K. Bernstein, and any of them, as attorneys and proxies ("Proxies") of the undersigned, with full powers of substitution, and hereby authorizes them to represent and to vote all shares which the undersigned would be entitled to vote if personally present of the Class B Common Stock of Three D Departments, Inc. at the Annual Meeting of Stockholders to be held on January 31, 1997, any adjournments thereof. Said Proxies are authorized to vote upon the following proposals, as designated on the reverse hereof, and upon all other matters as may properly come before the Meeting, in their discretion.

                  (Please sign and date on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.
                          WITHELD
                     FOR  FOR ALL  NOMINEES: Abe Markowicz
1.  ELECTION OF      [_]    [_]              Henry W. Nozko, Jr.
    DIRECTORS



    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO
    VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
    THAT NOMINEE'S NAME ON THE LINE BELOW.

    --------------------------------------

                                                      FOR    AGAINST    ABSTAIN
2.  Proposal to approve the appointment of Price      [_]      [_]        [_]
    Waterhouse as the independent accountants of the Company for the 1997 fiscal year.

    DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS
    TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE
    MEETING AND ANY ADJOURNMENTS THEREOF.

    This Proxy when properly executed will be voted by the Proxies in the manner directed by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR ALL NOMINEES listed in Proposal No. 1 and FOR Proposal No. 2.

    If you intend to attend the Annual Meeting in person,  [_]
                                    please indicate here.

Signature(s)                                                      Date
            -----------------------------------------------------     ----------
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           PROXY
                                                                         CLASS B
                                                                    COMMON STOCK

                           THREE D DEPARTMENTS, INC.

                                3535 HYLAND AVE
                           COSTA MESA, CA 92626-1439

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE STOCKHOLDERS - JANUARY 31, 1997

     The undersigned hereby appoints Bernard Abrams, Henry W. Nozko, Jr. and Gerson K. Bernstein, and any of them, as attorneys and proxies ("Proxies") of the undersigned, with full powers of substitution, and hereby authorizes them to represent and to vote all shares which the undersigned would be entitled to vote if personally present of the Class B Common Stock of Three D Departments, Inc. at the Annual Meeting of Stockholders to be held on January 31, 1997, any adjournments thereof. Said Proxies are authorized to vote upon the following proposals, as designated on the reverse hereof, and upon all other matters as may properly come before the Meeting, in their discretion.

                  (Please sign and date on the reverse side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A [X] Please mark your
      votes as in this
      example.
                          WITHELD
                     FOR  FOR ALL  NOMINEES: John B. Abrahms
1.  ELECTION OF      [_]    [_]              Bernard Abrams
    DIRECTORS                                Donald L. Abrams
                                             Gerson K. Bernstein
                                             David Kotkin

    INSTRUCTIONS: TO WITHHOLD AUTHORITY TO
    VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
    THAT NOMINEE'S NAME ON THE LINE BELOW.

    --------------------------------------

                                                      FOR    AGAINST    ABSTAIN
2.  Proposal to approve the appointment of Price      [_]      [_]        [_]
    Waterhouse as the independent accountants of the Company for the 1997 fiscal year.

    DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS
    TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE
    MEETING AND ANY ADJOURNMENTS THEREOF.

    This Proxy when properly executed will be voted by the Proxies in the manner directed by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR ALL NOMINEES listed in Proposal No. 1 and FOR Proposal No. 2.

    If you intend to attend the Annual Meeting in person,  [_]
                                    please indicate here.

Signature(s)                                                      Date
            -----------------------------------------------------     ----------
Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

--------------------------------------------------------------------------------